Exhibit 10.9

                    REAFFIRMATION OF MASTER PLEDGE AGREEMENT

      This Reaffirmation of Master Pledge Agreement ("Reaffirmation") is dated as of September 30, 2003, by the undersigned (collectively, the "Pledgors" and each is referred to as a "Pledgor") to and for the benefit of Wachovia Bank, National Association, as agent ("Agent") for the Lenders and Issuing Bank named in that certain Amended and Restated Loan and Security Agreement, dated as of even date herewith, among Phoenix Color Corp., PCC Express, Inc. ("PCC"), Technigraphix, Inc., Phoenix (Md.) Realty, LLC, and Phoenix Color Fulfillment, Inc. ("Borrowers"), Lenders and Agent (as amended, supplemented or replaced from time to time, the "Loan Agreement"). Capitalized terms used but not otherwise defined in this Reaffirmation shall have the respective meanings ascribed thereto in the Loan Agreement.

                                   Background

      A. Pursuant to the Credit Agreement (the "Credit Agreement") dated September 15, 1998 by and among Phoenix, PCC, Realty, First Union National Bank, as agent ("First Union"), and the lenders parties thereto (the "Original Lenders"), the Original Lenders established a credit facility for making loans and extending credit from time to time for the benefit of Borrowers. As security for the obligations under the Credit Agreement and Bridge Note Purchase Agreement dated September 15, 1998 by and between Phoenix and First Union Investors, Inc. (the "Purchase Agreement"), each Pledgor granted a lien on and security interest in the Collateral in favor of First Union, for the benefit of the Original Lenders, First Union National Bank, as issuer of certain letters of credit, and the holders of the Bridge Notes and Exchange Notes (as defined in the Purchase Agreement), pursuant to the terms of a certain Master Pledge Agreement dated as of September 15, 1998 (as amended or modified from time to time, the "Pledge Agreement"), a copy of which is attached hereto as Exhibit A.

      B. Borrowers have requested and Lenders have agreed to amend and restate their financing arrangements pursuant to the Loan Agreement.

      C. As a condition to Agent and Lenders entering into the Loan Agreement, Lenders and Agent have required that Pledgors reaffirm their obligations under the Pledge Agreement.

      D. Each Pledgor is willing to execute and deliver this Reaffirmation to induce Lenders and Agent to enter into the Loan Agreement with Borrowers.

      NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, each Pledgor does jointly and severally, reaffirm as follows:

      1. Each Pledgor hereby acknowledges and agrees that the Pledge Agreement is in full force and effect; constitutes the valid, binding and enforceable obligation of such Pledgor, in accordance with its terms, is not subject to any defense, setoff, counterclaim or deduction of any nature; and that Borrowers' execution and delivery of the Loan Agreement does not impair in any way any Pledgor's obligations to Agent and/or Lenders under the Pledge Agreement.

      2. Each Pledgor covenants, confirms and agrees that as security for the Obligations, and any extensions, renewals, replacements, restructurings, or modifications thereof, Agent, for the benefit of Lenders, has, and shall continue to have, a continuing perfected lien on and security

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interest in all of the Collateral free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, and options.

      3. This Reaffirmation may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement.


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      IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Reaffirmation as of the day and year first set forth above.


/s/ Edward Lieberman                        /s/ Louis LaSorsa             [Seal]
--------------------------------            ------------------------------------
Witness                                     Louis LaSorsa

/s/ [Illegible]                             /s/ Edward Lieberman          [Seal]
--------------------------------            ------------------------------------
Witness                                     Edward Lieberman

/s/ Joanne [Illegible]                      /s/ John Biancolli            [Seal]
--------------------------------            ------------------------------------
Witness                                     John Biancolli

/s/ Frank S. [Illegible]                    /s/ Ronald Burk               [Seal]
--------------------------------            ------------------------------------
Witness                                     Ronald Burk

/s/ Susan Crosson                           /s/ Henry Burk                [Seal]
--------------------------------            ------------------------------------
Witness                                     Henry Burk

                                                                          [Seal]
--------------------------------            ------------------------------------
Witness                                     Anthony DiMartino

/s/ Edward Lieberman                        /s/ Thomas Newell             [Seal]
--------------------------------            ------------------------------------
Witness                                     Thomas Newell

/s/ Debra Blum                              /s/ John Blum                 [Seal]
--------------------------------            ------------------------------------
Witness                                     John Blum

/s/ Edward Lieberman                        /s/ John Carbone              [Seal]
--------------------------------            ------------------------------------
Witness                                     John Carbone

                                                                          [Seal]
--------------------------------            ------------------------------------
Witness                                     Mitchell  Weiss

                                                                          [Seal]
--------------------------------            ------------------------------------
Witness                                     Dion Von der Lieth

/s/ [Illegible] Jung                        /s/ Bruno Jung                [Seal]
--------------------------------            ------------------------------------
Witness                                     Bruno Jung


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